                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                                 COCENSYS, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED AUGUST 12, 1999

                                       BY

                         PURDUE ACQUISITION CORPORATION
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                               PURDUE PHARMA L.P.

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
      TIME, ON THURSDAY, SEPTEMBER 9, 1999, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

               By Mail:                      By Facsimile Transmission:                     By Hand or
                                                                                       Overnight Delivery:
            40 Wall Street                         (718) 234-5001
              46th Floor                                                                  40 Wall Street
       New York, New York 10005                  Confirm Receipt of                         46th Floor
                                              Facsimile by Telephone:                New York, New York 10005
                                                   (718) 921-8200

     YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The names and addresses of the registered holders should be printed, if not already below, exactly as they appear on the certificates evidencing Shares (as defined below) tendered hereby or Company Stock Options (as defined in the Offer to Purchase). The certificates evidencing Shares, the Shares and/or the number of Company Stock Options (and the related exercise price) that the undersigned wishes to tender should be indicated in the appropriate boxes.

---------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------------
    NAME(S) AND ADDRESSES OF REGISTERED HOLDER(S)
    (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                             SHARES TENDERED
            APPEAR(S) ON CERTIFICATE(S))                          (ATTACH ADDITIONAL LIST, IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL NUMBER OF
                                                                                  SHARES TO BE
                                                         SHARE                    RECEIVED AND
                                                      CERTIFICATE   NUMBER OF     TENDERED UPON
                                                       OR OPTION      SHARES       EXERCISE OF    OPTION   NUMBER OF
                                                         GRANT    REPRESENTED BY     COMPANY     EXERCISE    SHARES
                                                      NUMBER(S)*  CERTIFICATE(S)*  STOCK OPTIONS   PRICE   TENDERED**
                                                         ------------------------------------------------------------

                                                         ------------------------------------------------------------

                                                         ------------------------------------------------------------

                                                         ------------------------------------------------------------

                                                         ------------------------------------------------------------
                                                         TOTAL
                                                        SHARES
---------------------------------------------------------------------------------------------------------------------
  * Need not be completed by stockholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the
    Depositary are being tendered. See Instruction 4.
---------------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be completed by stockholders of CoCensys, Inc. if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

     Stockholders whose certificates for Shares are not immediately available or who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. This Letter of Transmittal may also be used to tender Shares issuable upon the exercise of Company Stock Options (as defined in the Offer to Purchase).

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution
    ----------------------------------------------------------------------------

    The Depository Trust Company Account Number
    -----------------------------------------------------------------------

    Transaction Code Number
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:
    Name(s) of Registered Holder(s)
    ----------------------------------------------------------------------------

    Window Ticket Number (if any)
    ----------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
    --------------------------------------------------------------------

    Name of Institution that Guaranteed Delivery
    ---------------------------------------------------------------------------

    IF DELIVERED BY BOOK-ENTRY TRANSFER:

    The Depository Trust Company Account Number:
    ----------------------------------------------------------------------

    Transaction Code Number:
    ----------------------------------------------------------------------------

     IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 12.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to Purdue Acquisition Corporation, a Delaware corporation (the "Offeror") an indirect wholly owned subsidiary of Purdue Pharma L.P., a Delaware limited partnership ("Parent"), the above-described shares of Common Stock, par value $0.001 per share (the "Common Stock"), including the associated rights to purchase Series A Junior Participating Preferred Stock issued under the Rights Agreement (as defined in the Offer to Purchase)(the "Rights" and together with the Common Stock, the "Shares") of CoCensys, Inc., a Delaware corporation (the "Company"), pursuant to the Offeror's offer to purchase all of the outstanding Shares at a purchase price of $1.16 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 12, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the "Offer"). Any Shares issuable upon the exercise of Company Stock Options tendered hereby as indicated above (the "Option Shares") will only be received by the Depositary and tendered by it and the Company Stock Options will only be exercised by it in the event that the Offer is consummated. The Offer is being made in connection with the Agreement and Plan of Merger, dated as of August 5, 1999 (the "Merger Agreement"), among Parent, the Offeror and the Company.

     Subject to and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Offeror all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after August 5, 1999) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and all such other Shares or securities or rights), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror, (b) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints each designee of the Offeror as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole judgment deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by the Offeror prior to the time of any vote or other action (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after August 5, 1999) at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting) or otherwise. This proxy is irrevocable, shall be coupled with an interest, and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Offeror in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or other securities or rights), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed effective).

     If the undersigned is tendering Option Shares to be received from an exercise by the Depositary of Company Stock Options on behalf of the undersigned, in addition to the matters described above, the undersigned hereby irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Company Stock Options, (a) to exercise Company Stock Options for the Shares to be tendered, (b) to cause the transfer of record ownership of such Company Stock Options into the name of the undersigned or the Depositary if deemed by the Depositary or the Offeror to be necessary or appropriate to exercise such Company Stock Options for the Shares being tendered and (c) to receive the Option Shares issuable upon exercise of such Company Stock Options tendered hereunder. Notwithstanding the foreging, the undersigned understands and agrees that such Company Stock Options will be deemed not to have been exercised if the Offeror fails to accept Shares for payment pursuant to the Offer.

     If the undersigned is tendering Option Shares from an exercise of Company Stock Options, the undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Offeror to be necessary or desirable to effectuate the exercise of such Company Stock Options into the Shares tendered hereby, including, without limitation, such documents as shall be necessary to effect the transfer of record ownership of such Company Stock Options into the name of the undersigned or the Depositary.

     The undersigned hereby represents and warrants (and if more than one, each undersigned hereby represents and warrants jointly and severally) that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that when the same are accepted for payment by the Offeror, the Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or other securities or rights).

     All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and return any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Offeror has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Offeror does not accept for payment any of the Shares so tendered. The payment made to the undersigned for each Option Share tendered will be an amount equal to the Offer Price minus the exercise price of the exercised Company Stock Option. The amount paid to employees for Option Shares will be reduced by such amount of wage and employment withholding taxes as may be required to be deducted and withheld with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, or under any provision of state, local or foreign law. For each Option Share tendered, an amount equal to the exercise price of the Company Stock Option exercised for such Option Share shall be paid to the Company.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at The Depository Trust Company.

   Issue check and/or certificate(s) to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                                                                   (ZIP CODE)

          ------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)
       Credit unpurchased Shares delivered by book-entry transfer to an account maintained at The Depository Trust Company.

          ------------------------------------------------------------
                                (ACCOUNT NUMBER)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered."

   Mail check and/or certificate(s) to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address                 --------------------------------------------------

          ------------------------------------------------------------
                                                                   (ZIP CODE)

          ------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

          ------------------------------------------------------------

                             IMPORTANT -- SIGN HERE
                         (COMPLETE SUBSTITUTE FORM W-9)

X
--------------------------------------------------------------------------------

X:
--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))
Dated:
------------------------, 1999

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.)

Name(s)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (Full title)
--------------------------------------------------------------------------------
                               (SEE INSTRUCTIONS)
Address
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)
Area Code and Telephone Number (   )
--------------------------------------------------------------------------
Employer Identification or Social Security Number
----------------------------------------------------------------
                                                  (COMPLETE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                     (IF REQUIRED-SEE INSTRUCTIONS 1 AND 5)
Authorized Signature
--------------------------------------------------------------------------------
Name(s)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Title
--------------------------------------------------------------------------------
Name of Firm
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)
Area Code and Telephone Number (   )
--------------------------------------------------------------------------
Dated:
------------------------, 1999

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, signatures on all Letters of Transmittal must be guaranteed by a member in good standing of the Securities Transfer Agents Medallion Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"), unless the Shares tendered thereby are tendered (i) by a registered holder of Shares who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If the certificates evidencing Shares are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or certificates evidencing unpurchased Shares are to be issued or returned to, a person other than the registered owner or owners, then the tendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates or stock powers, with the signatures on the certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

     2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if the delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal or an Agent's Message in the case of a book-entry delivery, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Stockholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution;
(b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Offeror, must be received by the Depositary prior to the Expiration Date; and (c) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to such Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal must be received by the Depositary within three trading days after the date of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase. The term "trading day" is any day on which Nasdaq is open for business.

     THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Except as provided herein for tendering Option Shares, no alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the certificate must be endorsed or accompanied by, appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of the authority of such person so to act must be submitted.

     6. Stock Transfer Taxes. The Offeror will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. Special Payment and Delivery Instruction. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. Substitute Form W-9. A tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify whether the stockholder is subject to backup withholding of federal income tax. If a tendering stockholder is subject to backup withholding, the stockholder must cross out item (2) of the Certification box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to federal income tax withholding of 31% of the payment of the purchase price. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Depositary will withhold 31% on all payments of the purchase price, but such withholdings will be refunded if the tendering stockholder provides a TIN within 60 days.

     9. Foreign Holders. Foreign holders must submit a completed IRS Form W-8 to avoid 31% backup withholding. IRS Form W-8 may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

     10. Requests for Assistance or Additional Copies. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and questions or requests for assistance should be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers.

     11. Waiver of Conditions. The conditions of the Offer may be waived by Offeror (subject to certain limitations in the Offer to Purchase), in whole or in part, at any time or from time to time, in Offeror's sole discretion.

     12. Lost, Destroyed or Stolen Certificates. If any certificate(s) evidencing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES, OR IN THE CASE OF BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, TOGETHER WITH SHARE CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is his or her social security number. If a tendering stockholder is subject to backup withholding, he or she must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a W-8, signed under penalties of perjury, attesting to that individual's exempt status.

     A Form W-8 may be obtained from the Depositary. Exempt stockholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that such stockholder is not subject to backup withholding because (i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, or
(ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding. To prevent possible erroneous backup withholding, exempt stockholders (other than certain foreign individuals) should certify in accordance with the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 that such stockholder is exempt from backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record holder(s) of the Shares. If the Shares are in more than one name or are not in the name of the actual holder(s), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Depositary will withhold 31% on all payments of the purchase price, but such withholdings will be refunded if the tendering stockholder provides a TIN within 60 days.

--------------------------------------------------------------------------------------------------------------------------
                                  PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY
--------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                   PART I--Please provide your TIN in the box at right and
  FORMW-9                      certify by signing and dating below.                        -------------------------------
                                                                                               Social Security Number
                                                                                                     or Employer
                                                                                                Identification Number
                                                                                               (if awaiting TIN write
                                                                                                   "Applied For")
                               -------------------------------------------------------------------------------------------
                               PART II--For Payees exempt from backup withholding, see the attached Guidelines for
                               Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as
 DEPARTMENT OF THE             instructed therein.
  TREASURY, INTERNAL           -------------------------------------------------------------------------------------------
  REVENUE SERVICE              Certification--Under penalties of perjury, I certify that:
  PAYER'S REQUEST FOR          (1) The number shown on this form is my correct Taxpayer Identification Number (or a
  TAXPAYER IDENTIFICATION      Taxpayer Identification Number has not been issued to me) and either (a) I have mailed or
  NUMBER ("TIN") AND               delivered an application to receive a Taxpayer Identification Number to the appropriate
  CERTIFICATION FOR                Internal Revenue Service ("IRS") or Social Security Administration office or (b) I
  PAYEE EXEMPT FROM                intend to mail or deliver an application in the near future (I understand that if I do
  BACKUP WITHHOLDING               not provide a Taxpayer Identification Number to the Depository, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified
                                   Taxpayer Identification Number within 60 days); and
                               (2) I am not subject to backup withholding either because I have not been notified by the
                               IRS that I am subject to backup withholding as result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                               -------------------------------------------------------------------------------------------

                               CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
                               Signature                                                  Date:
                                         -----------------------------------------------       --------------------
                               Name:
                               -------------------------------------------------------------------------------------------
                               Address:
                               -----------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

--------------------------------------------------------------------------------------------------
                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social
 Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.

 Signature:
           -------------------------------------------------       Date:
                                                                        --------------------
--------------------------------------------------------------------------------------------------

                    The Information Agent for the Offer is:

                                [MACKENZIE LOGO]

                                156 Fifth Avenue
                            New York, New York 10010
                          Call Collect: (212) 929-5500
                         Call Toll-Free: (800) 322-2885

                      The Dealer Manager for the Offer is:

                         BANCBOSTON ROBERTSON STEPHENS
                               590 Madison Avenue
                                   36th Floor
                            New York, New York 10022
                          Call Collect: (212) 319-8900